UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

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DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

___________________

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 W. 120th Avenue

Westminster, Colorado  80234

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On November 16, 2016, DigitalGlobe, Inc. issued a press release regarding the closing of its previously announced acquisition of The Radiant Group, Inc.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing by the Company under the U.S. Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit NumberDescription

Exhibit 99.1DigitalGlobe, Inc.'s press release, dated November 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

Date: November 16, 2016	By:	/s/ Daniel L. Jablonsky
Daniel L. Jablonsky
Senior Vice President, General Counsel